UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21331

Wells Fargo Advantage Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31, 2011

Date of reporting period: April 30, 2012

ITEM 1. REPORT TO SHAREHOLDERS

Wells Fargo Advantage

Multi-Sector Income Fund

Semi-Annual Report

April 30, 2012

This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

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The views expressed and any forward-looking statements are as of April 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Multi-Sector Income Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The global financial markets throughout most of the past six months may best be defined by the uncertainty about the sustainability of the U.S. economic recovery and ongoing concerns about the Greek debt crisis and the overall health of the eurozone.

Dear Valued Shareholder:

We’re pleased to offer you this semi-annual report for the Wells Fargo Advantage Multi-Sector Income Fund for the six-month period that ended April 30, 2012.

The global financial markets throughout most of the past six months may best be defined by the uncertainty about the sustainability of the U.S. economic recovery and ongoing concerns about the Greek debt crisis and the overall health of the eurozone. During periods of elevated uncertainty, many global investors sold riskier assets such as high-beta1 equities, commodities, emerging markets securities, and high-yield bonds in preference for the relative safety of U.S. Treasuries. In periods of lower volatility, investor risk tolerance sharply rose and investors sought out the higher yield and return potential of those riskier investments.

During the first several months of 2012, investor sentiment appeared to be more positive and balanced than earlier in the year. This recent shift in sentiment was the result of improvement in the global macroeconomic backdrop, which we believe contributed to a less volatile market environment and more stable earnings growth expectations. These developments seemed to encourage investors to refocus on underlying fundamentals and a longer-term investment perspective, sparking the first-quarter 2012 U.S. equity rally that was led by stocks and sectors that were shunned at times in 2011, notably retail and higher-growth information technology names. In addition, as investors’ risk tolerance increased during the period, corporate bonds, including high-yield bonds, were favored over the relative safety and lower yields offered by U.S. Treasuries.

After struggling in the early part of the six-month period, most global equity markets rallied to post positive total returns on the whole. In fact, during the first three months of 2012, many of the major U.S. equity indexes realized the strongest first-quarter performance in more than 10 years.

During the six-month period, the S&P 500 Index2 and the Russell 3000® Index3 posted returns of 12.77% and 12.74%, respectively, while the Barclays U.S. Aggregate Bond Index4, representing the universe of investment-grade U.S. bonds, posted a total return of 2.44%. By comparison, the Barclays U.S. Corporate High Yield Bond Index5 added 6.91% and the Barclays U.S. Treasury Index6 returned 1.87%.

On the international front, the MSCI EAFE Index7 returned 0.74% during the six-month period, while the BofA Merrill Lynch Global Broad Market Ex. U.S. Index8,

1.	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison to a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

4.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

5.	The Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar denominated, nonconvertible, non-investment grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

6.	The Barclays U.S. Treasury Index is an index of U.S. Treasury securities. You cannot invest directly in an index.

Letter to Shareholders	Wells Fargo Advantage Multi-Sector Income Fund	3

representative of the international investment-grade bond market, returned 0.08%.

Developed global economies regained some momentum during the period.

Developed global economies showed some positive signs during the period, but ongoing credit issues continued to threaten sustainable growth across most of Europe. The U.S. economy, by comparison, showed more consistent upward momentum, but certain areas—namely, the employment situation and the housing market—remained a concern.

The U.S. Bureau of Economic Analysis reported that U.S. gross domestic product (GDP) expanded to an annual growth rate of a 3.0% annualized rate in the fourth quarter of 2011, reigniting hopes of a sustainable U.S. economic recovery. Those hopes were buoyed further by the preliminary estimate of first-quarter 2012 GDP, which showed that growth remains positive, with a 1.9% annual rate. While few economists now believe that the U.S. economy is in danger of sliding back into recession—seen as a possibility at the beginning of the period—many continue to expect a tepid economic growth environment throughout 2012.

Within the eurozone, GDP grew at an annualized rate of 1.5% for 2011, which was modestly weaker from a year earlier when eurozone GDP was reported at an annualized rate of 2.0% in the fourth quarter of 2010. Considering the fiscal challenges that faced European countries throughout 2011—stemming primarily from the re-emergence of the Greek debt crisis—most economists had expected weaker economic conditions in 2011. While several steps have been taken by the International Monetary Fund and the European Central Bank (ECB) to address the ongoing fiscal challenges in Europe, economic conditions within many countries in the eurozone are likely to remain weak throughout 2012.

Central banks across the globe remain committed to accommodative policies.

With inflation seeming to be in check, the U.S. Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. Last summer, the Federal Open Market Committee (FOMC) issued a statement explaining that economic conditions were likely to warrant exceptionally low levels for the federal funds rate through at least mid-2013. That timetable was later revised to late 2014 following the FOMC meeting on January 25, 2012.

The ECB also continued to maintain an accommodative monetary policy throughout the period, primarily in an effort to stave off the contagion risk stemming from the ongoing concerns about the potential of Greece defaulting on its sovereign bonds. Fortunately, Greece received another bailout and was able to restructure its outstanding debt in February 2012, which seemed to alleviate near-term contagion risks and the possibility of the euro currency collapsing. However, the debt agreement did not fully address longer-term structural issues that affect

Developed global economies showed some positive signs during the period, but ongoing credit issues continued to threaten sustainable growth across most of Europe. The U.S. economy, by comparison, showed more consistent upward momentum, but certain areas—namely, the employment situation and the housing market—remained a concern.

7.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

8.	The BofA Merrill Lynch Global Broad Market Ex. U.S. Index tracks the performance of investment grade debt publicly issued in the major domestic and euro bond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities and excludes all securities denominated in US dollars. You cannot invest directly in an index.

4	Wells Fargo Advantage Multi-Sector Income Fund	Letter to Shareholders

not only Greece but several other countries across the eurozone. Recognizing the drag the persistent sovereign debt crisis has had on financial stability across the eurozone, the ECB introduced additional liquidity into the European banking system through its Long-Term Refinancing Operation (LTRO). The LTRO program effectively encourages European banks to buy sovereign bonds of the eurozone governments, helping to push yields lower on bonds from financially fragile countries like Spain and Italy. This type of activity helps reduce the near-term risk that those countries would experience funding issues. From a global credit market perspective, this additional liquidity further aims to help alleviate fears of contagion and may cause risk premiums to decline—we believe an encouraging scenario for equities and high-yield bonds.

Recent events have not altered our message to shareholders.

The heightened volatility across the global financial markets during 2011 and lingering uncertainties about the outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. For many investors, simply building and maintaining a well-diversified9 investment plan focused on clear financial objectives is the best long-term strategy.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

9.	Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance Highlights (Unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	5

Investment objective

The Fund seeks a high level of current income consistent with limiting its overall exposure to domestic interest-rate risk.

Adviser

Wells Fargo Funds Management, LLC

Sub-advisers

First International Advisors, LLC

Wells Capital Management Incorporated

Portfolio managers

Michael Bray, CFA

Christopher Y. Kauffman, CFA

Michael Lee

Niklas Nordenfelt, CFA

Anthony Norris

Alex Perrin

Janet S. Rilling, CFA, CPA

Phillip Susser

Christopher Wightman2

Peter Wilson

Fund inception

June 25, 2003

Average annual total returns1 (%) as of April 30, 2012

	6 Months*	1 Year	5 Year	Since inception
Based on market value	7.07	10.25	8.45	6.96
Based on net asset value (NAV) per share	5.62	5.67	8.29	8.32

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. To obtain performance information current to the most recent month-end, please call 1.800.730.6001.

The Fund’s annualized expense ratio for the six months ended April 30, 2012, is 1.24%. Expense ratio includes 0.15% of interest expense.

Comparison of NAV vs. market value since inception[3]

The Fund is leveraged through a secured debt borrowing facility and may issue preferred shares. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track. Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. This Fund is exposed to mortgage- and asset-backed securities risk.

1.	Total returns based on market value are calculated assuming a purchase of common stock at the closing market price prior to the first day’s opening market price and a sale at the last day’s closing market price for the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of period. Dividends and distributions are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return do not reflect brokerage commissions or sales charges. If these charges were included, the returns would be lower.

2.	Effective June 29, 2012, Christopher Wightman became a Portfolio Manager of the Fund.

3.	This chart does not reflect any brokerage commissions or sales charges.

6	Wells Fargo Advantage Multi-Sector Income Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Strategy

The fear of a double-dip U.S. economic recession and a contagion resulting from the ongoing European debt crisis that was priced into the global financial market in late summer 2011 has lessened—for now. Much of the fear surrounding the potential of cascading bank failures in Europe was removed in December 2011 when the European Central Bank (ECB)

initiated its Long-Term Refinancing Operation (LTRO). Since then, Greece has, thus far, avoided a disorderly default, and the ECB’s LTRO have proved successful in providing liquidity to the banking system, helping to roll over sizable positions of maturing unsecured debt while also encouraging European banks to buy sovereign bonds. The primary beneficiaries have been “risk assets” such as U.S. equities and high-yield bonds.

During the six-month period, the international/emerging markets fixed-income portion of the Fund moved from a global (excluding U.S.) aggregate style to a more income-oriented style focusing on local developed and emerging markets with higher relative yields and stronger fundamentals. This repositioning had a positive effect on the Fund as emerging markets debt outperformed developed market bonds during the period.

The U.S. high-yield corporate bond market, as measured by the BofA Merrill Lynch U.S. High-Yield Master II Blended Index4, posted a six-month total return of 6.45%, buoyed by a strong U.S. equity market and steady improvement of U.S. economic conditions.

The mortgage/corporate sleeve continued to invest in adjustable-rate mortgage-backed securities but also began to invest in investment-grade corporate bonds and fixed-rate mortgages—including mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations. Within the mortgage and corporate bond markets, higher-beta sectors, such as financials and commercial mortgage-backed securities (CMBS), were the best-performing areas as market sentiment toward risk assets improved.

Ten largest holdings[5] as of April 30, 2012
Poland, 5.25%, 10/25/2020	2.70%
Mexico, 7.25%, 12/15/2016	2.38%
Brazil, 12.50%, 01/05/2016	2.37%
Russia, 7.85%, 03/10/2018	2.34%
Mexico, 8.50%, 11/15/2038	2.09%
FHLMC, 2.40%, 04/01/2034	1.98%
Brazil, 12.50%, 01/05/2022	1.94%
South Africa, 8.25%, 09/15/2017	1.93%
FNMA, 2.49%, 10/01/2034	1.57%
Columbia, 7.75%, 04/14/2021	1.51%

Credit quality[6] as of April 30, 2012

Effective maturity distribution[7] as of April 30, 2012

4.	The BofA Merrill Lynch U.S. High Yield Master II Blended Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The BofA Merrill Lynch U.S. High Yield Master II Blended Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index

5.	The ten largest holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

6.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund.

7.	Percentages are subject to change and are calculated based on the total long-term investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	7

Country allocation[7] as of April 30, 2012

Contributors to performance

The international/emerging markets bond allocation benefited from an overweight to emerging markets debt and an underweight to sovereign debt. Specifically, concentrations in the bond markets of Australia, Brazil, Hungary, Poland, and Russia were contributors to performance.

The U.S. high-yield bond portion of the Fund benefited from individual credit selection, specifically benefiting from strong market demand for fundamentally sound credits that continue to offer compelling yields.

The mortgage/corporate credit sleeve’s focus on credits rated A or BBB added value as lower-rated credits outperformed the highest-quality credits, AAA- and AA-rated, in the period. The sleeve’s exposure to CMBS and financial credits also contributed to returns.

Detractors from performance

The international/emerging markets exposures to the Australian dollar, Brazilian real, Indonesian rupiah, and Korean won detracted from performance. The U.S. high-yield allocation’s preference for BB- and B-rated credits over CCC- and lower-rated bonds detracted from performance, as the lower-quality credit tiers performed best. While floating-rate bank loans posted positive returns during the quarter, they underperformed the broad high-yield bond market. Consequently, the Fund’s increased exposure to bank loans was a drag on performance.

Management outlook

Consensus forecasts for global economic growth—particularly into 2013—have firmed up further. Inflationary expectations remain benign and central banks around the globe retain highly accommodative stances. All of these factors have combined to help equity markets, nongovernment bonds, and select currencies recover from their late-November 2011 lows. With a partial resolution to the European Economic and Monetary Union debt crisis—or at least a delay of the problems until a later date—it looks as if the current strong market can continue through the spring and into the summer. A background of political stability will also remain an important requirement. Against this backdrop, the international/emerging markets portion of the Fund will continue to emphasize emerging markets debt and select developed markets such as Australia and New Zealand.

The U.S. economy is ideal for U.S. high yield, as it shows signs of steady improvement yet is weak enough to encourage extraordinarily accommodative monetary policy. Based on our assessment, although absolute yields remain low, yield spreads are still compensatory for the near- and medium-term default risk. If the Fed were to end some of its liquidity-enhancing programs and let markets have a greater influence on pricing, we would expect rates to rise rather quickly. Rising rates affect pricing across all asset classes, and high yield would likely experience higher average yields as a result. In this environment, the U.S. high-yield fixed-income team will remain focused on bottom-up credit analysis and individual issue selection to manage downside risk while maintaining its allocation toward floating-rate bank loans.

A gradual improvement in U.S. economic conditions remains the mortgage/corporate credit management team’s base-case scenario for 2012. Risks to our outlook include the chance of a further spike in energy prices and the political uncertainty associated with the U.S. presidential and congressional elections in November. Against the backdrop of the uncertainty of an election year, it is reasonable to question how much progress will be made toward eliminating or reducing the inevitable impact of fiscal headwinds in January 2013. Some estimate as much as a 4% GDP drag if the 2001 and 2003 tax cuts are allowed to expire and the automatic spending cuts, as legislated in the Budget Control Act of 2011, are allowed to go into effect beginning in 2013. Clearly this is a material risk, and market participants are understandably anxious about it. In this environment, the team will continue to emphasize CMBS and nonagency mortgages relative to adjustable-rate mortgage securities.

8	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—April 30, 2012 (Unaudited)

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities: 10.00%
FHLB ±	2.41%	12/01/2034	$6,523,269	$6,897,006
FHLMC ±	2.40	04/01/2034	12,928,686	13,696,261
FHLMC	8.50	04/01/2015	11,344	11,484
FHLMC	8.50	07/01/2028	120,829	148,446
FHLMC	8.50	03/01/2030	67,590	71,333
FHLMC Series 0196 Class A ±	1.05	12/15/2021	80,651	81,691
FHLMC Series 1383 ±	5.81	02/01/2037	1,680,084	1,806,506
FHLMC Series 2011-K16 Class B ±144A	4.59	11/25/2046	1,000,000	997,853
FHLMC Series 2012-K17 Class B ±144A	4.50	12/25/2044	500,000	490,930
FHLMC Series 2012-K501 Class C ±	3.49	11/25/2046	800,000	759,406
FHLMC Series 2012-K705 Class B ±144A	4.31	09/25/2044	1,000,000	1,012,614
FHLMC Series 2012-K706 Class B ±144A	4.02	11/25/2044	500,000	501,007
FHLMC Series 2012-K706 Class C ±144A	4.02	11/25/2044	450,000	406,700
FHLMC Series 2012-K707 Class B ±144A	3.88	01/25/2047	930,000	908,753
FHLMC Series 2390 Class FD ±	0.69	12/15/2031	72,792	73,079
FHLMC Series 2411 Class F ±	0.79	02/15/2032	104,613	105,327
FHLMC Series 2567 Class FH ±	0.64	02/15/2033	176,974	177,180
FNMA ±	2.13	12/01/2035	1,464,922	1,527,047
FNMA ±	2.30	08/01/2036	1,995,247	2,079,866
FNMA ±	2.49	10/01/2034	10,187,735	10,833,075
FNMA ±	2.50	06/01/2038	3,301,540	3,517,425
FNMA ±	2.58	01/01/2038	2,747,988	2,833,823
FNMA ±	2.63	04/01/2036	1,608,095	1,676,195
FNMA ±	2.69	05/01/2036	845,947	880,184
FNMA ±	2.71	07/01/2036	1,214,062	1,290,903
FNMA ±	4.21	02/01/2035	4,955,539	5,289,013
FNMA ±	4.75	09/01/2032	2,231,086	2,384,129
FNMA ±	4.86	04/01/2034	2,644,641	2,780,004
FNMA	6.00	04/01/2033	187,514	210,199
FNMA ±	6.26	09/01/2037	1,958,505	2,135,702
FNMA	6.50	11/01/2032	65,527	75,542
FNMA	7.50	07/01/2017	96,207	105,458
FNMA	7.50	10/01/2028	11,894	11,922
FNMA	7.50	11/01/2028	162,921	177,122
FNMA	7.50	02/01/2030	42,829	43,637
FNMA	7.50	09/01/2030	99,635	107,810
FNMA	8.00	12/01/2024	7,239	7,324
FNMA	8.00	06/01/2030	34,878	35,667
FNMA	12.00	01/01/2016	13,261	14,789
FNMA Series 1996-46 Class FA ±	0.75	08/25/2021	48,131	48,324
FNMA Series 2001-25 Class Z	6.00	06/25/2031	488,679	551,215
FNMA Series 2001-35 Class F ±	0.84	07/25/2031	22,481	22,660
FNMA Series 2001-57 Class F ±	0.74	06/25/2031	22,633	22,743
FNMA Series 2001-T10 Class A2	7.50	12/25/2041	220,100	255,380
FNMA Series 2002-77 Class FH ±	0.64	12/18/2032	157,575	157,912
FNMA Series 2002-97 Class FR ±	0.79	01/25/2033	48,200	48,275
FNMA Series 2003-W8 Class 3F2 ±	0.59	05/25/2042	1,027,747	1,027,954
FNMA Series G91-16 Class F ±	0.70	06/25/2021	52,875	53,045
FNMA Series G92-17 Class F ±	1.30	03/25/2022	115,421	117,474
GNMA	6.50	06/15/2028	70,415	82,232

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—April 30, 2012 (Unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	9

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
GNMA	7.25%	07/15/2017	$34,683	$38,157
GNMA	7.25	08/15/2017	53,510	59,191
GNMA	7.25	08/15/2017	27,883	30,753
GNMA	7.25	08/15/2017	14,345	15,916
GNMA	7.25	09/15/2017	40,201	44,635
GNMA	7.25	10/15/2017	76,420	84,492
GNMA	7.25	10/15/2017	44,500	49,062
GNMA	7.25	11/15/2017	35,632	39,157
GNMA	7.25	01/15/2018	12,682	14,046
GNMA	7.25	01/15/2018	29,457	32,743
GNMA	7.25	02/15/2018	30,074	33,396
GNMA	7.25	05/15/2018	15,601	17,097

Total Agency Securities (Cost $66,302,596)				69,008,271

Asset-Backed Securities: 0.11%
CVS Pass-Through Trust Series T	6.04	12/10/2028	646,432	723,383

Total Asset-Backed Securities (Cost $723,654)				723,383

			Shares
Common Stocks: 0.05%

Consumer Discretionary: 0.00%

Hotels, Restaurants & Leisure: 0.00%
Trump Entertainment Resorts Incorporated †			1,161	5,225

Telecommunication Services: 0.05%

Diversified Telecommunication Services: 0.05%
Fairpoint Communications Incorporated †			70,442	326,146

Total Common Stocks (Cost $1,617,838)				331,371

			Principal
Convertible Debentures: 0.16%

Information Technology: 0.16%

Communications Equipment: 0.16%
Lucent Technologies Incorporated Series B	2.88	06/15/2025	$1,145,000	1,130,688

Total Convertible Debentures (Cost $765,113)				1,130,688

Corporate Bonds and Notes: 55.47%

Consumer Discretionary: 11.54%

Auto Components: 0.94%
Allison Transmission Incorporated 144A	7.13	05/15/2019	3,050,000	3,194,875
Cooper Tire & Rubber Company	7.63	03/15/2027	1,895,000	1,876,050
Cooper Tire & Rubber Company	8.00	12/15/2019	450,000	487,125
Goodyear Tire & Rubber Company	7.00	05/15/2022	400,000	397,000
Goodyear Tire & Rubber Company	8.75	08/15/2020	468,000	508,950

				6,464,000

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—April 30, 2012 (Unaudited)

Security Name	Interest Rate	Maturity Date	Principal	Value

Diversified Consumer Services: 1.36%
Carriage Services Incorporated	7.88%	01/15/2015	$1,795,000	$1,821,925
Service Corporation International	6.75	04/01/2016	475,000	515,375
Service Corporation International	7.00	06/15/2017	1,610,000	1,795,150
Service Corporation International	7.00	05/15/2019	650,000	694,688
Service Corporation International	7.50	04/01/2027	3,965,000	4,004,650
Service Corporation International	8.00	11/15/2021	475,000	542,688

				9,374,476

Hotels, Restaurants & Leisure: 3.05%
Ameristar Casinos Incorporated	7.50	04/15/2021	2,150,000	2,273,625
Burger King Corporation	9.88	10/15/2018	850,000	965,813
CCM Merger Incorporated 144A	9.13	05/01/2019	1,050,000	1,067,063
Chukchansi Economic Development Authority ±144A	4.16	11/15/2012	1,375,000	1,000,313
CityCenter Holdings LLC	7.63	01/15/2016	175,000	185,500
CityCenter Holdings LLC 144A	7.63	01/15/2016	1,000,000	1,057,500
CityCenter Holdings LLC ¥	11.50	01/15/2017	1,138,307	1,263,521
DineEquity Incorporated	9.50	10/30/2018	3,475,000	3,839,875
Greektown Superholdings	13.00	07/01/2015	4,125,000	4,552,969
NAI Entertainment Holdings LLC 144A	8.25	12/15/2017	1,800,000	1,984,500
Scientific Games Corporation	9.25	06/15/2019	485,000	537,138
Speedway Motorsports Incorporated	6.75	02/01/2019	225,000	235,125
Speedway Motorsports Incorporated	8.75	06/01/2016	950,000	1,035,500
William Hill plc	7.13	11/11/2016	396,000	694,082
Yonkers Racing Corporation 144A	11.38	07/15/2016	325,000	349,781

				21,042,305

Household Durables: 0.07%
American Greetings Corporation	7.38	12/01/2021	475,000	494,000

Internet & Catalog Retail: 0.11%
Expedia Incorporated	5.95	08/15/2020	750,000	783,653

Media: 4.79%
Cablevision Systems Corporation	8.63	09/15/2017	1,310,000	1,437,725
CBS Corporation	8.88	05/15/2019	750,000	999,226
CCH II Capital LLC	13.50	11/30/2016	7,535,929	8,515,600
Cinemark USA Incorporated	7.38	06/15/2021	775,000	837,000
Cinemark USA Incorporated	8.63	06/15/2019	350,000	388,938
CSC Holdings LLC	7.88	02/15/2018	1,100,000	1,221,000
CSC Holdings LLC	8.50	04/15/2014	400,000	441,000
DIRECTV Holdings LLC 144A	3.80	03/15/2022	750,000	746,120
DISH DBS Corporation	7.88	09/01/2019	480,000	555,600
EchoStar DBS Corporation	6.63	10/01/2014	1,000,000	1,085,000
EchoStar DBS Corporation	7.13	02/01/2016	125,000	138,438
EchoStar DBS Corporation	7.75	05/31/2015	350,000	393,750
Gray Television Incorporated	10.50	06/29/2015	3,600,000	3,780,000
Interactive Data Corporation	10.25	08/01/2018	1,250,000	1,412,500
Interpublic Group of Companies	4.00	03/15/2022	750,000	749,168
Lamar Media Corporation 144A	5.88	02/01/2022	225,000	231,188
Lamar Media Corporation	7.88	04/15/2018	575,000	628,906

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—April 30, 2012 (Unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

Media (continued)
Lamar Media Corporation Series C	9.75%	04/01/2014	$500,000	$565,625
LIN Television Corporation	8.38	04/15/2018	925,000	959,688
National CineMedia LLC 144A	6.00	04/15/2022	775,000	788,563
National CineMedia LLC	7.88	07/15/2021	650,000	700,375
Regal Cinemas Corporation	8.63	07/15/2019	2,650,000	2,915,000
Salem Communications Corporation	9.63	12/15/2016	2,516,000	2,792,760
Time Warner Cable Incorporated	4.00	01/15/2022	750,000	787,331

				33,070,501

Specialty Retail: 0.93%
Advance Auto Parts Incorporated	4.50	01/15/2022	600,000	631,957
Gap Incorporated	5.95	04/12/2021	600,000	620,001
Limited Brands Incorporated	6.63	04/01/2021	800,000	864,000
Macys Retail Holdings Incorporated	3.88	01/15/2022	600,000	617,331
RadioShack Corporation	6.75	05/15/2019	1,800,000	1,341,000
Rent-A-Center Incorporated	6.63	11/15/2020	375,000	391,875
Toys R Us Property Company LLC	8.50	12/01/2017	1,905,000	1,981,200

				6,447,364

Textiles, Apparel & Luxury Goods: 0.29%
Oxford Industries Incorporated	11.38	07/15/2015	1,865,000	2,007,225

Consumer Staples: 0.69%

Food & Staples Retailing: 0.09%
SABMiller Holdings Incorporated 144A	3.75	01/15/2022	600,000	623,601

Food Products: 0.49%
Darling International Incorporated	8.50	12/15/2018	125,000	140,156
Dole Food Company Incorporated	13.88	03/15/2014	1,452,000	1,658,910
Smithfield Foods Incorporated	10.00	07/15/2014	1,370,000	1,602,900

				3,401,966

Tobacco: 0.11%
Lorillard Tobacco Company	6.88	05/01/2020	650,000	770,776

Energy: 8.55%

Energy Equipment & Services: 1.73%
Bristow Group Incorporated	7.50	09/15/2017	1,585,000	1,656,325
Cleaver-Brooks Incorporated 144A	12.25	05/01/2016	630,000	668,588
Dresser Rand Group Incorporated	6.50	05/01/2021	925,000	966,625
Gulfmark Offshore Incorporated 144A	6.38	03/15/2022	1,875,000	1,912,500
Hornbeck Offshore Services Incorporated Series B	8.00	09/01/2017	2,230,000	2,408,400
Oil States International Incorporated	6.50	06/01/2019	1,230,000	1,300,725
Parker Drilling Company	9.13	04/01/2018	460,000	487,600
PHI Incorporated	8.63	10/15/2018	2,500,000	2,562,500

				11,963,263

Oil, Gas & Consumable Fuels: 6.82%
Chesapeake Energy Corporation	9.50	02/15/2015	2,250,000	2,452,500

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—April 30, 2012 (Unaudited)

Security Name	Interest Rate	Maturity Date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Coffeyville Resources LLC 144A	9.00%	04/01/2015	$932,000	$994,910
Coffeyville Resources LLC 144A	10.88	04/01/2017	1,350,000	1,522,125
Crestwood Midstream Part Company 144A	7.75	04/01/2019	675,000	686,813
Denbury Resources Incorporated	6.38	08/15/2021	350,000	371,000
Denbury Resources Incorporated	8.25	02/15/2020	425,000	473,875
El Paso Corporation	6.50	04/01/2020	750,000	861,087
El Paso Corporation	6.50	09/15/2020	445,000	492,619
El Paso Corporation	7.00	06/15/2017	525,000	590,323
El Paso Corporation	7.25	06/01/2018	1,610,000	1,841,603
El Paso Corporation	7.42	02/15/2037	800,000	847,266
El Paso Corporation	7.80	08/01/2031	1,850,000	2,107,907
Encore Acquisition Company	9.50	05/01/2016	375,000	412,500
Energy Transfer Equity LP	7.50	10/15/2020	3,100,000	3,433,250
Energy Transfer Partners LP	5.20	02/01/2022	750,000	801,593
Ferrellgas Finance Corporation	9.13	10/01/2017	2,325,000	2,447,063
Forest Oil Corporation	7.25	06/15/2019	1,345,000	1,328,188
Forest Oil Corporation	8.50	02/15/2014	535,000	575,125
Holly Corporation	9.88	06/15/2017	1,895,000	2,122,400
Inergy Holdings LP	6.88	08/01/2021	421,000	425,210
Inergy Holdings LP	7.00	10/01/2018	500,000	512,500
Kinder Morgan Energy Partners LP	3.95	09/01/2022	750,000	754,787
Nabors Industries Incorporated	4.63	09/15/2021	750,000	795,739
NGPL PipeCo LLC 144A	7.12	12/15/2017	375,000	362,550
NGPL PipeCo LLC 144A	7.77	12/15/2037	2,300,000	2,070,952
Overseas Shipholding Group	7.50	02/15/2024	800,000	536,000
Petrohawk Energy Corporation	7.88	06/01/2015	790,000	829,500
Petrohawk Energy Corporation	10.50	08/01/2014	495,000	549,450
Phillips 66 144A	4.30	04/01/2022	625,000	651,461
Pioneer Natural Resources Company	7.50	01/15/2020	1,220,000	1,502,939
Plains Exploration & Production Company	8.63	10/15/2019	2,885,000	3,245,625
Regency Energy Partners	6.88	12/01/2018	250,000	265,000
Rockies Express Pipeline 144A	5.63	04/15/2020	400,000	360,000
Rockies Express Pipeline 144A	6.88	04/15/2040	650,000	542,750
Sabine Pass LNG LP	7.25	11/30/2013	2,265,000	2,372,588
Sabine Pass LNG LP	7.50	11/30/2016	3,250,000	3,485,625
Susser Holdings LLC	8.50	05/15/2016	975,000	1,067,625
Tesoro Corporation	9.75	06/01/2019	945,000	1,074,938
Weatherford International Incorporated	6.35	06/15/2017	650,000	755,360
Western Gas Partners LP	5.38	06/01/2021	503,000	548,798

				47,071,544

Financials: 14.22%

Capital Markets: 0.90%
E*TRADE Financial Corporation	12.50	11/30/2017	4,291,000	4,999,015
Oppenheimer Holdings Incorporated	8.75	04/15/2018	1,225,000	1,243,375

				6,242,390

Commercial Banks: 1.20%
CIT Group Incorporated 144A	4.75	02/15/2015	1,475,000	1,504,500

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—April 30, 2012 (Unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

Commercial Banks (continued)
CIT Group Incorporated 144A	5.25%	04/01/2014	$750,000	$772,500
CIT Group Incorporated	5.25	03/15/2018	500,000	515,000
CIT Group Incorporated 144A	5.50	02/15/2019	1,275,000	1,310,063
Emigrant Bancorp Incorporated 144A	6.25	06/15/2014	2,925,000	2,661,563
HSBC Bank USA	6.00	08/09/2017	650,000	726,970
Royal Bank of Scotland plc	4.38	03/16/2016	750,000	765,017

				8,255,613

Consumer Finance: 7.55%
Ally Financial Incorporated	5.50	02/15/2017	750,000	766,363
Ally Financial Incorporated	6.75	12/01/2014	1,298,000	1,369,390
Ally Financial Incorporated	6.88	08/28/2012	1,244,000	1,259,550
Ally Financial Incorporated	7.50	12/31/2013	3,620,000	3,864,350
Ally Financial Incorporated	8.30	02/12/2015	2,055,000	2,255,363
American General Finance Corporation	5.40	12/01/2015	1,625,000	1,389,375
American General Finance Corporation	5.75	09/15/2016	1,100,000	904,750
American General Finance Corporation	6.50	09/15/2017	200,000	162,000
Calpine Construction Finance Corporation 144A	7.25	10/15/2017	4,800,000	5,124,000
Calpine Construction Finance Corporation 144A	8.00	06/01/2016	1,375,000	1,491,875
Clearwire Communications Finance Corporation 144A	12.00	12/01/2015	940,000	867,150
Clearwire Communications Finance Corporation 144A	12.00	12/01/2015	1,450,000	1,337,625
Ford Motor Credit Company LLC	5.00	05/15/2018	650,000	702,225
Ford Motor Credit Company LLC	8.00	12/15/2016	250,000	298,561
General Motors Financial Company Incorporated	6.75	06/01/2018	1,150,000	1,224,479
Homer City Funding LLC	8.73	10/01/2026	1,235,276	1,181,233
International Lease Finance Corporation	6.38	03/25/2013	460,000	471,500
International Lease Finance Corporation 144A	6.75	09/01/2016	100,000	108,000
International Lease Finance Corporation 144A	7.13	09/01/2018	75,000	82,500
International Lease Finance Corporation	8.63	09/15/2015	900,000	996,750
JBS USA Finance Incorporated	11.63	05/01/2014	3,745,000	4,306,750
Level 3 Financing Incorporated	10.00	02/01/2018	2,010,000	2,200,950
Local TV Finance LLC 144A ¥	9.25	06/15/2015	2,825,000	2,909,750
Nielsen Finance LLC Company	7.75	10/15/2018	5,100,000	5,635,500
Nielsen Finance LLC Company	11.50	05/01/2016	601,000	694,155
Springleaf Finance Corporation	6.90	12/15/2017	3,745,000	3,056,856
Sprint Capital Corporation	6.88	11/15/2028	7,885,000	5,894,038
Sprint Capital Corporation	8.75	03/15/2032	1,855,000	1,572,113

				52,127,151

Diversified Financial Services: 1.91%
Bank of America Corporation	3.70	09/01/2015	650,000	654,475
Blackstone Holdings Finance Company LLC 144A	5.88	03/15/2021	500,000	523,388
Citigroup Incorporated	6.00	08/15/2017	650,000	720,252
Discover Financial Services 144A	5.20	04/27/2022	750,000	750,942
General Electric Capital Corporation	4.65	10/17/2021	650,000	706,287
General Electric Capital Corporation	7.63	12/10/2014	2,000,000	1,761,459
Moody’s Corporation	5.50	09/01/2020	1,302,000	1,389,367
Neuberger Berman Group LLC 144A	5.63	03/15/2020	500,000	507,500
Neuberger Berman Group LLC 144A	5.88	03/15/2022	650,000	661,375

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—April 30, 2012 (Unaudited)

Security Name	Interest Rate	Maturity Date	Principal	Value

Diversified Financial Services (continued)
Nuveen Investments Incorporated	5.50%	09/15/2015	$2,950,000	$2,684,500
Nuveen Investments Incorporated	10.50	11/15/2015	1,975,000	2,039,188
Samson Investment Company 144A	9.75	02/15/2020	725,000	756,719

				13,155,452

Insurance: 0.84%
Berkley Corporation	4.63	03/15/2022	650,000	660,376
Hartford Financial Services Group	5.13	04/15/2022	650,000	656,118
Hub International Holdings Incorporated 144A	10.25	06/15/2015	3,375,000	3,450,938
Prudential Covered Trust Company 144A	3.00	09/30/2015	480,000	486,672
USI Holdings Corporation 144A	9.75	05/15/2015	525,000	530,906

				5,785,010

REITs: 1.82%
Alexandria Real Estate Company	4.60	04/01/2022	650,000	652,321
Dupont Fabros Technology Incorporated	8.50	12/15/2017	5,560,000	6,129,900
Health Care Incorporated	5.25	01/15/2022	650,000	687,775
Host Hotels & Resorts LP	9.00	05/15/2017	235,000	260,850
MPT Operating Partnership LP	6.88	05/01/2021	775,000	809,875
Omega Healthcare Investors Incorporated	6.75	10/15/2022	1,775,000	1,863,750
Ventas Incorporated	4.25	03/01/2022	650,000	643,612
Ventas Incorporated	9.00	05/01/2012	859,000	859,000
WEA Finance LLC 144A	4.63	05/10/2021	650,000	673,374

				12,580,457

Health Care: 2.63%

Health Care Equipment & Supplies: 0.34%
Biomet Incorporated ¥	10.38	10/15/2017	540,000	583,875
Boston Scientific Corporation	6.00	01/15/2020	750,000	875,390
CareFusion Corporation	6.38	08/01/2019	750,000	886,718

				2,345,983

Health Care Providers & Services: 1.87%
Apria Healthcare Group Incorporated	11.25	11/01/2014	590,000	613,600
Aristotle Holding Incorporated 144A	3.90	02/15/2022	665,000	683,897
Aviv Healthcare Properties LP	7.75	02/15/2019	1,025,000	1,066,000
Centene Corporation	5.75	06/01/2017	1,000,000	1,016,250
Community Health Systems Incorporated	8.88	07/15/2015	422,000	435,715
Coventry Health Care Incorporated	5.45	06/15/2021	750,000	846,231
Emergency Medical Services Corporation	8.13	06/01/2019	425,000	435,625
HCA Incorporated	5.88	03/15/2022	425,000	431,906
HCA Incorporated	6.50	02/15/2020	1,875,000	2,006,250
HCA Incorporated	7.50	11/15/2095	800,000	629,000
HCA Incorporated	8.50	04/15/2019	375,000	420,703
Health Management Associates Incorporated	6.13	04/15/2016	175,000	183,750
HealthSouth Corporation	7.25	10/01/2018	400,000	424,000
HealthSouth Corporation	7.75	09/15/2022	400,000	431,000
Humana Incorporated	7.20	06/15/2018	750,000	905,424

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—April 30, 2012 (Unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value

Health Care Providers & Services (continued)
MPT Operating Partnership LP	6.38%	02/15/2022	$475,000	$477,375
PSS World Medical Incorporated 144A	6.38	03/01/2022	250,000	256,250
Sabra Health Care LP	8.13	11/01/2018	1,450,000	1,542,438
Tenet Healthcare Corporation	10.00	05/01/2018	75,000	86,625

				12,892,039

Life Sciences Tools & Services: 0.13%
Life Technologies Corporation	6.00	03/01/2020	750,000	871,629

Pharmaceuticals: 0.29%
Mylan Incorporated 144A	6.00	11/15/2018	725,000	761,250
Mylan Incorporated 144A	7.63	07/15/2017	375,000	415,313
Mylan Incorporated 144A	7.88	07/15/2020	775,000	868,000

				2,044,563

Industrials: 2.85%

Aerospace & Defense: 0.82%
Alliant Techsystems Incorporated	6.75	04/01/2016	1,980,000	2,027,025
GeoEye Incorporated	9.63	10/01/2015	485,000	531,075
Hexcel Corporation	6.75	02/01/2015	480,000	484,800
L-3 Communications Corporation Incorporated	4.95	02/15/2021	750,000	802,118
L-3 Communications Holdings Incorporated	6.38	10/15/2015	1,379,000	1,411,751
TransDigm Group Incorporated	7.75	12/15/2018	375,000	408,750

				5,665,519

Commercial Services & Supplies: 1.29%
Casella Waste Systems Incorporated	11.00	07/15/2014	1,945,000	2,090,875
Corrections Corporation of America	7.75	06/01/2017	1,270,000	1,377,950
Covanta Energy Corporation	6.38	10/01/2022	225,000	231,324
Crown Cork & Seal Company Incorporated	7.50	12/15/2096	600,000	508,500
Geo Group Incorporated	7.75	10/15/2017	1,450,000	1,566,000
Interface Incorporated	7.63	12/01/2018	125,000	135,000
Iron Mountain Incorporated	6.75	10/15/2018	250,000	330,925
Iron Mountain Incorporated	8.38	08/15/2021	1,385,000	1,509,650
KAR Holdings Incorporated ±	4.55	05/01/2014	1,150,000	1,147,125

				8,897,349

Machinery: 0.63%
Columbus McKinnon Corporation	7.88	02/01/2019	725,000	768,500
CPM Holdings Incorporated	10.63	09/01/2014	1,315,000	1,420,200
Titan International Incorporated	7.88	10/01/2017	375,000	397,500
UR Financing Escrow Corporation 144A	5.75	07/15/2018	1,685,000	1,739,763

				4,325,963

Professional Services: 0.08%
Verisk Analytics Incorporated	5.80	05/01/2021	530,000	576,293

Road & Rail: 0.03%
RailAmerica Incorporated	9.25	07/01/2017	166,000	173,885

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—April 30, 2012 (Unaudited)

Security Name	Interest Rate	Maturity Date	Principal	Value

Information Technology: 4.57%

Communications Equipment: 0.33%
Allbritton Communications Company	8.00%	05/15/2018	$1,275,000	$1,357,875
Lucent Technologies Incorporated	6.45	03/15/2029	1,285,000	941,263

				2,299,138

Computers & Peripherals: 0.35%
Hewlett Packard Company	4.05	09/15/2022	750,000	756,106
Seagate Technology HDD Holdings	6.88	05/01/2020	300,000	321,750
Seagate Technology HDD Holdings	7.75	12/15/2018	1,225,000	1,350,563

				2,428,419

Electronic Equipment, Instruments & Components: 1.63%
CDW Financial Corporation	12.54	10/12/2017	725,000	790,250
GCI Incorporated	6.75	06/01/2021	575,000	580,750
GCI Incorporated	8.63	11/15/2019	2,125,000	2,337,500
Jabil Circuit Incorporated	8.25	03/15/2018	5,275,000	6,145,375
Viasystem Group Incorporated 144A	12.00	01/15/2015	1,285,000	1,384,588

				11,238,463

Internet Software & Services: 0.19%
Equinix Incorporated	7.00	07/15/2021	75,000	81,938
Equinix Incorporated	8.13	03/01/2018	1,085,000	1,198,925

				1,280,863

IT Services: 1.83%
Fidelity National Information Services Incorporated 144A	5.00	03/15/2022	275,000	275,000
Fidelity National Information Services Incorporated	7.63	07/15/2017	225,000	246,938
Fidelity National Information Services Incorporated 144A	7.63	07/15/2017	175,000	191,188
Fidelity National Information Services Incorporated	7.88	07/15/2020	1,000,000	1,120,000
First Data Corporation 144A	7.38	06/15/2019	625,000	639,063
First Data Corporation	11.25	03/31/2016	4,550,000	4,186,000
SunGard Data Systems Incorporated	7.38	11/15/2018	525,000	560,438
SunGard Data Systems Incorporated	7.63	11/15/2020	250,000	266,563
SunGard Data Systems Incorporated	10.25	08/15/2015	3,455,000	3,580,244
TW Telecommunications Holdings Incorporated	8.00	03/01/2018	675,000	739,125
Unisys Corporation	12.50	01/15/2016	338,000	359,125
Unisys Corporation 144A	12.75	10/15/2014	434,000	481,198

				12,644,882

Software: 0.24%
Audatex North American Incorporated 144A	6.75	06/15/2018	525,000	549,938
Audatex North American Incorporated 144A	6.75	06/15/2018	225,000	235,688
CA Incorporated	5.38	12/01/2019	750,000	835,846

				1,621,472

Materials: 1.03%

Chemicals: 0.43%
Dow Chemical Company	4.13	11/15/2021	750,000	789,765

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—April 30, 2012 (Unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	17

Security Name	Interest Rate	Maturity Date	Principal	Value

Chemicals (continued)
Huntsman International LLC	5.50%	06/30/2016	$1,260,000	$1,261,575
Solutia Incorporated	7.88	03/15/2020	695,000	811,413
Solutia Incorporated	8.75	11/01/2017	50,000	56,500

				2,919,253

Containers & Packaging: 0.10%
Crown Americas LLC	7.63	05/15/2017	450,000	488,250
Owens Brockway Glass Container Incorporated	7.38	05/15/2016	175,000	197,750

				686,000

Metals & Mining: 0.20%
Alcoa Incorporated	5.40	04/15/2021	750,000	787,810
Freeport-McMoRan Copper & Gold Incorporated	3.55	03/01/2022	600,000	592,460
Indalex Holdings Corporation (s)	11.50	02/01/2014	3,170,000	11,888

				1,392,158

Paper & Forest Products: 0.30%
Clearwater Paper Corporation	10.63	06/15/2016	545,000	613,125
Georgia-Pacific Corporation	8.88	05/15/2031	1,080,000	1,474,046

				2,087,171

Telecommunication Services: 5.35%

Diversified Telecommunication Services: 2.09%
Avaya Incorporated	9.75	11/01/2015	575,000	569,969
CenturyLink Incorporated	5.80	03/15/2022	600,000	594,489
Citizens Communications Company	7.88	01/15/2027	1,805,000	1,606,450
Frontier Communications Corporation	8.13	10/01/2018	845,000	887,250
Frontier Communications Corporation	8.25	05/01/2014	200,000	217,500
Frontier Communications Corporation	8.25	04/15/2017	1,040,000	1,120,600
Frontier Communications Corporation	8.50	04/15/2020	525,000	546,000
Intelsat Jackson Holdings Limited	8.50	11/01/2019	850,000	937,125
Intelsat Jackson Holdings Limited	9.50	06/15/2016	725,000	754,906
Qtel International Finance Limited	5.00	10/19/2025	500,000	511,250
Qwest Corporation	7.13	11/15/2043	795,000	795,994
Qwest Corporation	7.25	09/15/2025	1,040,000	1,149,200
Qwest Corporation	7.50	06/15/2023	1,370,000	1,381,988
Qwest Corporation	7.63	08/03/2021	230,000	245,969
SBA Telecommunications Incorporated	8.00	08/15/2016	455,000	487,419
SBA Telecommunications Incorporated	8.25	08/15/2019	65,000	71,663
Windstream Corporation	7.88	11/01/2017	2,330,000	2,574,650

				14,452,422

Wireless Telecommunication Services: 3.26%
American Tower Corporation	5.90	11/01/2021	650,000	730,209
CC Holdings LLC 144A	7.75	05/01/2017	325,000	354,250
CC Holdings LLC	8.13	04/30/2020	450,000	504,000
Cricket Communications Incorporated	7.75	05/15/2016	1,705,000	1,794,513
Cricket Communications Incorporated	7.75	10/15/2020	1,550,000	1,453,125

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—April 30, 2012 (Unaudited)

Security Name	Interest Rate	Maturity Date	Principal	Value

Wireless Telecommunication Services (continued)
Crown Castle International Corporation	7.13%	11/01/2019	$75,000	$82,125
Crown Castle International Corporation	9.00	01/15/2015	325,000	359,125
Crown Castle Towers LLC 144A	6.11	01/15/2040	750,000	856,104
iPCS Incorporated ¥	3.80	05/01/2014	1,357,019	1,295,953
MetroPCS Communications Incorporated	6.63	11/15/2020	2,775,000	2,670,938
MetroPCS Communications Incorporated	7.88	09/01/2018	775,000	794,375
Sprint Nextel Corporation 144A	9.00	11/15/2018	325,000	357,906
Sprint Nextel Corporation 144A	11.50	11/15/2021	625,000	664,063
Sprint Nextel Corporation Series D	7.38	08/01/2015	3,260,000	3,162,200
Sprint Nextel Corporation Series F	5.95	03/15/2014	2,335,000	2,332,081
Syniverse Holdings Incorporated	9.13	01/15/2019	4,575,000	5,072,531

				22,483,498

Utilities: 4.04%

Electric Utilities: 1.89%
Aquila Incorporated Step Bond	11.88	07/01/2012	6,545,000	6,660,074
Dolphin Subsidiary II Incorporated 144A	7.25	10/15/2021	2,400,000	2,664,000
Great Plains Energy Incorporated	4.85	06/01/2021	750,000	813,623
IPALCO Enterprises Incorporated	5.00	05/01/2018	900,000	895,500
Otter Tail Corporation	9.00	12/15/2016	1,835,000	1,988,681
PNM Resources Incorporated	9.25	05/15/2015	9,000	10,384

				13,032,262

Gas Utilities: 0.37%
AmeriGas Finance LLC	6.75	05/20/2020	1,775,000	1,814,938
AmeriGas Finance LLC	7.00	05/20/2022	425,000	433,500
Suburban Propane Partners LP	7.38	03/15/2020	275,000	290,813

				2,539,251

Independent Power Producers & Energy Traders: 1.57%
Mirant Mid-Atlantic LLC Series C	10.06	12/30/2028	3,614,632	3,686,925
NRG Energy Incorporated	7.38	01/15/2017	3,475,000	3,609,656
NRG Energy Incorporated	8.50	06/15/2019	1,615,000	1,647,300
Reliant Energy Incorporated	7.63	06/15/2014	450,000	459,000
Reliant Energy Incorporated	9.24	07/02/2017	1,071,656	1,050,223
Reliant Energy Incorporated	9.68	07/02/2026	410,000	389,500

				10,842,604

Multi-Utilities: 0.21%
Ameren Illinois Company	9.75	11/15/2018	500,000	686,860
CMS Energy Corporation	5.05	03/15/2022	750,000	762,964

				1,449,824

Total Corporate Bonds and Notes (Cost $363,589,295)				382,851,650

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—April 30, 2012 (Unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	19

Security Name	Interest Rate	Maturity Date	Principal	Value

Foreign Corporate Bonds and Notes @: 5.29%

Consumer Discretionary: 0.49%

Automobiles: 0.07%
Aston Martin Capital Limited (GBP)	9.25%	07/15/2018	400,000	$525,820

Hotels, Restaurants & Leisure: 0.24%
Casino Guichard Perrachon SA (EUR)	4.73	05/26/2021	900,000	1,227,628
ODEON & UCI Cinemas Group (GBP)	9.00	08/01/2018	300,000	477,133

				1,704,761

Media: 0.18%
UPC Holding BV (EUR)	9.63	12/01/2019	470,000	665,689
Ziggo Bond Company BV (EUR) 144A(i)	8.00	05/15/2018	200,000	285,257
Ziggo Bond Company BV (EUR)	8.00	05/15/2018	200,000	285,257

				1,236,203

Consumer Staples: 0.10%

Food & Staples Retailing: 0.10%
Foodcorp Limited (EUR)	8.75	03/01/2018	520,000	688,324

Financials: 3.94%

Commercial Banks: 2.91%
Banco De Brasil (EUR)	4.50	01/20/2016	600,000	832,025
Eurofima (AUD)	6.25	12/28/2018	2,450,000	2,642,755
European Investment Bank (AUD)	6.13	01/23/2017	6,930,000	7,492,494
Instituto de Credito Oficial (EUR)	4.38	05/23/2012	1,800,000	2,385,424
International Bank for Reconstruction & Development (AUD)	5.75	10/01/2020	950,000	1,068,101
KfW Bankengruppe (AUD)	6.25	12/04/2019	1,225,000	1,380,570
KfW Bankengruppe (NZD)	6.38	02/17/2015	4,819,000	4,245,524

				20,046,893

Consumer Finance: 0.08%
Fiat Industrial SpA (EUR)	6.25	03/09/2018	400,000	530,147

Diversified Financial Services: 0.20%
Voto-Votorantim Limited (EUR)	5.25	04/28/2017	1,000,000	1,405,108

Thrifts & Mortgage Finance: 0.75%
Dexia Kommunalbank AG (EUR)	3.50	06/05/2014	3,100,000	4,235,931
Nationwide Building Society (EUR)	3.75	01/20/2015	700,000	959,094

				5,195,025

Industrials: 0.36%

Building Products: 0.07%
Heidelbergcement AG (EUR)	8.50	10/31/2019	330,000	486,051

Trading Companies & Distributors: 0.08%
Rexel SA (EUR)	7.00	12/17/2018	200,000	277,315

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—April 30, 2012 (Unaudited)

Security Name	Interest Rate	Maturity Date	Principal	Value

Trading Companies & Distributors (continued)
Rexel SA (EUR)	8.25%	12/15/2016	200,000	$285,919

				563,234

Transportation Infrastructure: 0.21%
BAA Funding Limited (EUR)	4.60	02/15/2018	1,000,000	1,409,754

Materials: 0.18%

Metals & Mining: 0.10%
New World Resources NV (EUR)	7.38	05/15/2015	500,000	661,850

Paper & Forest Products: 0.08%
Smurfit Kappa Funding plc (EUR)	7.25	11/15/2017	400,000	561,249

Telecommunication Services: 0.14%

Diversified Telecommunication Services: 0.14%
Telefonica Emisiones Company (EUR)	4.69	11/11/2019	300,000	388,359
Virgin Media Finance plc (GBP)	8.88	10/15/2019	300,000	545,294

				933,653

Utilities: 0.08%

Water Utilities: 0.08%
Zinc Capital SA (EUR)	8.88	05/15/2018	500,000	575,810

Total Foreign Corporate Bonds and Notes (Cost $33,864,147)				36,523,882

Foreign Government Bonds @: 27.14%
Australia Series 124 (AUD)	5.75	05/15/2021	2,750,000	3,341,356
Australia Series 22 (AUD)	6.00	07/21/2022	4,000,000	4,486,678
Brazil (BRL)	12.50	01/05/2016	26,000,000	16,368,072
Brazil (BRL)	12.50	01/05/2022	19,500,000	13,401,359
Chile (CLP)	5.50	08/05/2020	1,700,000,000	3,645,661
Colombia (COP)	7.75	04/14/2021	15,000,000,000	10,448,456
Hungary (HUF) ¤	0.00	05/02/2012	1,220,000,000	5,631,220
Korea (KRW)	5.25	09/10/2015	1,850,000,000	1,724,687
Korea (KRW)	5.25	03/10/2027	2,830,000,000	2,884,355
Malaysia (MYR)	4.26	09/15/2016	24,000,000	8,245,095
Mexico (MXN)	7.25	12/15/2016	197,500,000	16,414,290
Mexico (MXN)	8.50	11/18/2038	166,900,000	14,423,618
New Zealand (NZD)	6.00	12/15/2017	6,705,000	6,228,153
Peru (PEN)	7.84	08/12/2020	20,000,000	8,939,860
Poland (PLN)	4.75	10/25/2016	25,500,000	8,043,098
Poland (PLN)	5.25	10/25/2020	59,000,000	18,613,262
Queensland Treasury (AUD)	6.00	03/01/2022	3,600,000	4,174,285
Russia (RUB)	7.85	03/10/2018	455,000,000	16,150,593
South Africa (ZAR)	8.00	12/21/2018	55,000,000	7,332,296
South Africa (ZAR)	8.25	09/15/2017	98,200,000	13,331,506
South Africa (ZAR)	8.75	12/21/2014	25,000,000	3,442,853

Total Foreign Government Bonds (Cost $181,555,074)				187,270,753

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—April 30, 2012 (Unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	21

Security Name	Interest Rate	Maturity Date	Principal	Value

Non-Agency Mortgage Backed Securities: 3.31%
American Home Mortgage Assets Series 2006-2 Class 1A1 ±	1.12	09/25/2046	$4,143,591	$2,221,968
Banc of America Commercial Mortgage Incorporated Series 2006-03 Class AM ±	6.05	07/10/2044	1,340,000	1,282,596
Bear Stearns Asset Backed Securities Series 2006 Class 1A2 ±	0.46	12/25/2035	354,467	342,477
Carrington Mortgage Loan Trust Series 2005-FRE1 Class A5 ±	0.52	12/25/2035	100,000	96,515
Centex Home Equity Series 2002-A Class AF6	5.54	01/25/2032	695,384	700,787
Centex Home Equity Series 2002-D Class AF6 ±	4.66	12/25/2032	218,269	216,040
Centex Home Equity Series 2004-B Class AF6	4.19	03/25/2034	305,000	299,878
Citigroup Commercial Mortgage Series 2006 Class C4 ±	5.92	03/15/2049	680,000	731,585
Citigroup Commercial MortgageSeries 2006 Class C5	5.46	10/15/2049	325,000	345,521
Countrywide Asset Backed Certificates Series 2007-7 Class 2A1 ±	0.32	10/25/2047	405,978	402,866
Equity One Asset Backed Securities Series 2004-2 Class AF4 ±	4.62	07/25/2034	423,501	423,897
First Franklin Mortgage Loan Assets Series 2005-FT9 Class A3 ±	0.52	10/25/2035	289,692	284,633
Fremont Home Loan Trust Series 2006-2 Class 2A2 ±	0.35	02/25/2036	78,293	77,975
Greenwich Capital Commercial Funding Corporation Series 2006-GG7 Class AM ±	6.08	07/10/2038	1,820,000	1,882,148
Greenwich Capital Commercial Funding Corporation Series 2007-GG11 Class A4	5.74	12/10/2049	475,000	528,844
GS Mortgage Securities Trust Series 2007-GG10 Class A4 ±	5.98	08/10/2045	1,000,000	1,110,600
GSMPS Mortgage Loan Trust Series 2006-1 Class A1 ±144A	0.54	03/25/2035	186,925	152,866
JPMorgan Mortgage Trust Series 2005-A3 Class 11A2 ±	4.48	06/25/2035	575,000	574,924
JPMorgan Mortgage Trust Series 2005-A5 Class 3A2 ±	5.08	08/25/2035	805,625	787,138
JPMorgan Mortgage Trust Series 2009-7 Class 2A1 ±144A	6.00	02/27/2037	123,267	124,995
JPMorgan Mortgage Trust Series 2009-7 Class 5A1 ±144A	6.00	02/27/2037	697,439	708,482
Lehman XS Trust Series 2006-18N Class A5A ±	0.41	12/25/2036	3,571,816	1,479,168
MASTR Alternative Loans Trust Series 2005-1 Class 5A1	5.50	01/25/2020	156,201	159,949
Merrill Lynch Countrywide Commercial Mortgage Trust Series 2006-4 Class AM ±	5.20	12/12/2049	340,000	331,768
Merrill Lynch Countrywide Commercial Mortgage Trust Series 2007-7 Class A4 ±	5.81	06/12/2050	470,000	508,073
Merrill Lynch Countrywide Commercial Mortgage Trust Series 2007-9 Class A4	5.70	09/12/2049	829,000	909,716
Merrill Lynch Mortgage Trust Series 2005-A8 Class A1B3 ±	5.25	08/25/2036	120,000	122,847
Merrill Lynch Mortgage Trust Series 2006-C1 Class AM ±	5.85	05/12/2039	565,000	602,345
Morgan Stanley Capital I Series 2005-HQ6 Class A4B	5.04	08/13/2042	650,000	683,400
Morgan Stanley Capital I Trust Series 2006-IQ12 Class AM	5.37	12/15/2043	500,000	512,283
Morgan Stanley Dean Witter Capital I Series 2006-HQ8 Class AM ±	5.65	03/12/2044	800,000	856,251
RAAC Series 2005-SP2 Class 1A3 ±	0.64	05/25/2044	387,250	381,191
Residential Asset Mortgage Products Incorporated Series 2006-EFC1 Class A2 ±	0.44	02/25/2036	443,672	426,210
Residential Asset Securities Series 2004-KS3 Class AI4 ±	3.77	01/25/2032	422,706	419,815
Saxon Asset Securities Trust Series 2002-1 Class AF5 ±	6.76	12/25/2030	218,154	208,763
Soundview Home Equity Loan Trust Series 2005-OPT2 Class A5 ±	0.61	08/25/2035	353,058	349,812
Structured Asset Securities Corporation Series 2002-9 Class A2 ±	0.54	10/25/2027	163,632	150,810
Structured Asset Securities Corporation Series 2005 Class 1A7 ±144A	0.48	02/25/2035	125,210	124,172
Wachovia Bank Commercial Mortgage Trust Series 2006-C23 Class AM ±	5.47	01/15/2045	1,220,000	1,305,644

Total Non-Agency Mortgage Backed Securities (Cost $23,296,013)				22,828,952

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—April 30, 2012 (Unaudited)

Security Name	Dividend Yield		Shares	Value

Preferred Stocks: 0.09%

Financials: 0.09%

Diversified Financial Services: 0.09%
Ally Financial Incorporated ±	8.13%		27,000	$646,650

Total Preferred Stocks (Cost $675,000)				646,650

	Interest Rate	Maturity Date	Principal
Term Loans: 20.09%
Advantage Sales & Marketing LLC	9.25%	06/18/2018	$475,000	474,207
Allison Transmission Incorporated	2.74	08/07/2014	3,358,937	3,348,222
Ameristar Casinos Incorporated	4.00	04/13/2018	1,009,997	1,013,310
Atlantic Broadband Finance LLC	5.25	04/03/2019	1,850,000	1,856,938
B&G Foods Incorporated	4.50	11/18/2018	773,063	778,860
Barrington Broadcasting Group	7.50	06/08/2017	3,747,162	3,768,259
Capital Automotive LP	5.25	03/10/2017	3,733,803	3,717,487
CCC Information Services Incorporated	5.50	11/11/2015	192,872	193,292
CCM Merger Incorporated	6.00	03/01/2017	4,222,936	4,231,720
Charter Communications	4.00	04/26/2019	1,875,000	1,867,706
Coinmach Corporation	3.24	11/20/2014	3,321,733	3,078,151
Covanta Energy Holdings	4.00	03/23/2019	2,600,000	2,598,700
Crown Castle International Corporation	4.00	01/25/2019	6,633,375	6,634,105
DineEquity Incorporated	4.25	10/19/2017	1,836,459	1,839,434
Dunkin Brands Incorporated	4.00	11/23/2017	3,190,718	3,194,388
Energy Transfer Equity LP	3.75	03/21/2017	2,650,000	2,618,121
Entercom Communication LLC	6.28	11/30/2018	267,667	269,340
Fairpoint Communications Incorporated	6.50	01/22/2016	3,523,399	2,926,923
Federal Mogul Corporation	2.18	12/29/2014	3,438,236	3,327,662
Federal Mogul Corporation	2.18	12/28/2015	3,971,999	3,844,259
Fidelity National Information Services Incorporated	4.25	07/18/2016	8,000	8,026
First Data Corporation	2.99	09/24/2014	916,226	5,180,552
Focus Brands Incorporated	6.27	03/05/2018	440,410	441,511
Focus Brands Incorporated	10.25	08/22/2018	1,300,000	1,319,500
Genesys Telecommunication	6.75	01/25/2019	1,975,000	1,998,858
Goodyear Tire & Rubber Company	4.75	04/12/2019	6,200,000	6,110,844
Gray Television Incorporated	3.75	12/31/2014	968,827	962,171
HCA Incorporated	2.74	05/01/2016	974,359	950,302
Helm Holdings Corporation	6.25	06/02/2017	2,612,578	2,592,984
HHI Holdings LLC	7.00	03/21/2017	940,502	940,502
Interactive Data Corporation	4.50	02/12/2018	3,349,546	3,351,120
KAR Auction Services Incorporated	5.00	05/19/2017	4,975,335	4,997,127
Level 3 Financing Incorporated	2.65	03/13/2014	2,700,000	2,679,750
LIN Television Corporation	5.00	12/15/2018	399,000	400,329
Local TV Finance LLC	4.24	05/07/2015	1,424,159	1,418,505
LPL Holdings	2.76	03/23/2017	550,000	537,169
LPL Holdings	4.00	03/22/2019	3,775,000	3,775,000
MedAssets Incorporated	5.25	11/16/2016	646,443	649,811
Merisant Company	7.50	01/08/2014	776,957	765,302
Mission Broadcasting Incorporated	5.00	09/30/2016	77,539	77,054
MSCI Incorporated	3.50	03/14/2017	2,768,564	2,765,602

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—April 30, 2012 (Unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	23

Security Name	Interest Rate	Maturity Date	Principal	Value

Term Loans (continued)
National Cinemedia LLC	1.98%	02/13/2015	$1,208,934	$1,205,005
Newsday LLC	10.50	08/01/2013	2,755,000	2,825,611
Nexstar Broadcasting Incorporated	5.00	09/30/2016	216,463	215,110
Nielsen Finance LLC Class C	3.49	05/02/2016	274,302	274,264
Nielsen Finance LLC Class D	2.49	02/07/2017	225,000	216,450
Novelis Incorporated	4.00	03/10/2017	995,000	993,756
nTelos Incorporated	4.00	08/07/2015	999,006	995,570
Panolam Industries International Incorporated	8.25	12/31/2013	206,466	202,337
Penn National Gaming Incorporated	3.75	07/16/2018	997,487	1,001,228
Phillips Van Heusen Corporation	3.50	05/06/2016	124,685	124,665
Prestige Brands International	5.26	12/20/2018	292,992	294,675
RailAmerica Incorporated	4.00	02/27/2019	600,000	600,186
Rexnord Corporation	5.00	04/30/2018	1,097,250	1,104,656
SBA Communications Corporation	3.75	06/29/2018	1,994,975	1,994,975
Springleaf Finance Corporation	5.50	05/05/2017	700,000	663,103
Sungard Data Systems Incorporated	1.99	02/28/2014	650,000	647,959
Sungard Data Systems Incorporated	3.95	02/26/2016	1,750,000	1,752,188
Syniverse Technologies Incorporated	5.00	04/10/2019	1,000,000	1,000,630
Telesat Holdings Incorporated	4.25	03/26/2019	2,650,000	2,645,575
Texas Competitive Electric Holding LLC	3.74	10/10/2014	16,421,983	9,401,585
Texas Competitive Electric Holding LLC	4.74	10/10/2017	375,000	206,505
Total Safety US Incorporated	7.50	10/27/2017	897,750	899,617
Towerco Finance LLC	4.50	04/12/2018	1,942,582	1,949,867
Transdigm Incorporated	4.00	02/14/2017	2,711,507	2,710,666
Tronox Incorporated	1.00	02/02/2018	514,286	515,001
Tronox Incorporated	4.25	02/02/2018	1,885,714	1,888,335
United Surgical Partners International Incorporated	5.25	04/19/2017	1,946,307	1,937,393
United Surgical Partners International Incorporated	6.00	03/19/2019	1,325,000	1,325,557
Valeant Pharmaceuticals International	3.75	02/08/2019	1,700,000	1,691,500
Warnaco Incorporated	3.75	06/15/2018	598,492	598,492
Web Service Company LLC	7.00	08/28/2014	456,990	453,184
Wendys/Arbys Restaurants LLC <	N/A	05/03/2019	2,800,000	2,814,000

Total Term Loans (Cost $142,517,648)				138,652,748

Yankee Corporate Bonds and Notes: 7.64%

Consumer Discretionary: 0.55%

Media: 0.55%
Grupo Televisa SA	6.00	05/15/2018	750,000	874,852
Intelsat Jackson Holdings Limited 144A	7.25	10/15/2020	900,000	938,250
Intelsat Jackson Holdings Limited	7.25	10/15/2020	875,000	914,375
Videotron Limited 144A	5.00	07/15/2022	200,000	199,500
Videotron Limited	9.13	04/15/2018	775,000	856,375

				3,783,352

Consumer Staples: 0.11%

Beverages: 0.11%
Pernod Ricard SA 144A	4.45	01/15/2022	760,000	789,587

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—April 30, 2012 (Unaudited)

Security Name	Interest Rate	Maturity Date	Principal	Value

Energy: 1.64%

Energy Equipment & Services: 0.12%
Ensco plc	4.70%	03/15/2021	$750,000	$817,889

Oil, Gas & Consumable Fuels: 1.52%
Griffin Coal Mining Company Limited 144A(s)	9.50	12/01/2016	3,792,790	3,095,864
Griffin Coal Mining Company Limited (s)	9.50	12/01/2016	310,082	253,104
Lukoil International Finance Company	7.25	11/05/2019	600,000	676,500
Petrobras International Finance Company	5.38	01/27/2021	670,000	733,525
Petroleos Mexicanos 144A	4.88	01/24/2022	750,000	799,100
Petroplus Finance Limited	5.75	01/20/2020	650,000	725,137
Ship Finance International Limited	8.50	12/15/2013	3,720,000	3,710,700
Woodside Finance Limited 144A	8.75	03/01/2019	405,000	520,788

				10,514,718

Financials: 1.14%

Capital Markets: 0.06%
Mubadala Development Company 144A	5.50	04/20/2021	360,000	389,077

Commercial Banks: 0.87%
Banco De Brasil 144A	5.88	01/26/2022	750,000	780,000
Banco de Credito Del Peru	4.75	03/16/2016	1,200,000	1,236,000
Banco Del Estado de Chile 144A	3.88	02/08/2022	650,000	646,750
Eurasian Development Bank	7.38	09/29/2014	1,000,000	1,095,000
Export Import Bank of Korea	5.00	04/11/2022	750,000	805,072
Macquarie Bank Limited 144A	5.00	02/22/2017	750,000	762,458
Standard Chartered Bank 144A	6.40	09/26/2017	650,000	715,000

				6,040,280

Diversified Financial Services: 0.21%
BM&F Bovespa SA	5.50	07/16/2020	500,000	537,500
Corporación Andina de Fomento	8.13	06/04/2019	750,000	938,012
Preferred Term Securities XII Limited (s)(i)	1.97	12/24/2033	635,000	191

				1,475,703

Industrials: 0.14%

Commercial Services & Supplies: 0.09%
Tyco Electronics Group SA	3.50	02/03/2022	625,000	624,823

Road & Rail: 0.05%
Transnet Limited 144A	4.50	02/10/2016	300,000	313,326

Information Technology: 0.16%

Computers & Peripherals: 0.16%
Seagate Technology HDD Holdings	6.80	10/01/2016	650,000	721,500
Seagate Technology HDD Holdings 144A	7.00	11/01/2021	375,000	406,875

				1,128,375

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—April 30, 2012 (Unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	25

Security Name	Interest Rate	Maturity Date	Principal	Value

Materials: 1.35%

Metals & Mining: 0.75%
ArcelorMittal	4.50%	02/25/2017	$725,000	$729,763
Novelis Incorporated	7.25	02/15/2015	1,030,000	1,032,575
Novelis Incorporated	8.38	12/15/2017	550,000	594,000
Novelis Incorporated	8.75	12/15/2020	725,000	799,313
Teck Resources Limited	10.75	05/15/2019	1,025,000	1,268,438
Vale Overseas Limited	4.38	01/11/2022	750,000	767,945

				5,192,034

Paper & Forest Products: 0.60%
PE Paper Escrow GmbH 144A	12.00	08/01/2014	1,170,000	1,263,600
Sappi Limited 144A	7.50	06/15/2032	3,560,000	2,874,700

				4,138,300

Telecommunication Services: 2.29%

Diversified Telecommunication Services: 1.75%
Intelsat Jackson Holdings Limited	7.25	04/01/2019	425,000	443,063
Intelsat Jackson Holdings Limited	7.50	04/01/2021	525,000	551,250
Intelsat Jackson Holdings Limited	11.25	06/15/2016	5,075,000	5,335,094
Qtel International Finance Limited	4.75	02/16/2021	300,000	312,750
Sable International Finance Limited	7.75	02/15/2017	350,000	362,250
Virgin Media Finance plc	6.50	01/15/2018	650,000	708,500
Vivendi SA 144A	4.75	04/12/2022	750,000	722,736
Wind Acquisition Finance SpA 144A	11.75	07/15/2017	3,660,000	3,595,950

				12,031,593

Wireless Telecommunication Services: 0.54%
Digicel Group Limited 144A	12.00	04/01/2014	1,335,000	1,485,188
Globo Communicacoes Participacoes SA 144A	4.88	04/11/2022	750,000	755,625
Telesat Canada Incorporated 144A	6.00	05/15/2017	300,000	300,000
Telesat Canada Incorporated	11.00	11/01/2015	1,135,000	1,205,938

				3,746,751

Utilities: 0.26%

Electric Utilities: 0.26%
Comision Federal de Electricidad 144A	4.88	05/26/2021	650,000	687,375
Eskom Holdings Limited	5.75	01/26/2021	1,000,000	1,075,000

				1,762,375

Total Yankee Corporate Bonds and Notes (Cost $50,229,946)				52,748,183

Yankee Government Bonds: 0.04%
Croatia 144A	6.25	04/27/2017	300,000	303,494

Total Yankee Government Bonds (Cost $298,419)				303,494

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of Investments—April 30, 2012 (Unaudited)

Security Name	Yield	Shares	Value

Short-Term Investments: 3.44%

Investment Companies: 3.44%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.11%	23,750,607	$23,750,607

Total Short-Term Investments (Cost $23,750,607)			23,750,607

Total Investments in Securities
(Cost $889,185,350) *	132.83%	916,770,632
Other Assets and Liabilities, Net	(32.83)	(226,602,331)

Total Net Assets	100.00%	$690,168,301

±	Variable rate investment

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

†	Non-income earning security

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

@	Foreign bond principal is denominated in local currency.

(i)	Illiquid security

¤	Security issued in zero coupon form with no periodic interest payments.

<	All or a portion of the position represents an unfunded loan commitment.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security is segregated as collateral for unfunded loan commitments.

*	Cost for federal income tax purposes is $894,138,762 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$38,916,007
Gross unrealized depreciation	(16,284,137)

Net unrealized appreciation	$22,631,870

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—April 30, 2012 (Unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	27

Assets
Investments
In unaffiliated securities, at value (see cost below)	$893,020,025
In affiliated securities, at value (see cost below)	23,750,607

Total investments, at value (see cost below)	916,770,632
Cash	4,924
Foreign currency, at value (see cost below)	59
Receivable for investments sold	2,416,927
Principal paydown receivable	735,028
Receivable for interest	14,585,676
Unrealized gains on forward foreign currency contracts	25,457
Prepaid expenses and other assets	104,829

Total assets	934,643,532

Liabilities
Dividends payable	4,205,500
Payable for investments purchased	8,480,956
Unrealized losses on forward foreign currency contracts	431,293
Secured borrowing payable	230,707,166
Advisory fee payable	440,185
Due to other related parties	40,017
Accrued expenses and other liabilities	170,114

Total liabilities	244,475,231

Total net assets	$690,168,301

NET ASSETS CONSIST OF
Paid-in capital	$774,480,927
Overdistributed net investment income	(3,757,664)
Accumulated net realized losses on investments	(107,648,643)
Net unrealized gains on investments	27,093,681

Total net assets	$690,168,301

NET ASSET VALUE PER SHARE
Based on $690,168,301 divided by 42,055,000 shares issued and outstanding (100,000,000 shares authorized)	$16.41

Investments in unaffiliated securities, at cost	$865,434,743

Investments in affiliated securities, at cost	$23,750,607

Total investments, at cost	$889,185,350

Foreign currency, at cost	$59

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Multi-Sector Income Fund	Statement of Operations—Six Months Ended April 30, 2012 (Unaudited)

Investment income
Interest*	$28,014,777
Dividends	37,375
Income from affiliated securities	13,506

Total investment income	28,065,658

Expenses
Advisory fee	2,489,976
Administration fee	226,361
Custody and accounting fee	53,331
Professional fees	20,661
Shareholder report expenses	61,089
Trustees’ fees and expenses	7,531
Transfer agent fees	15,787
Interest expense	493,151
Secured borrowing fees	794,074
Other fees and expenses	26,514

Total expenses	4,188,475

Net investment income	23,877,183

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	7,467,250
Forward foreign currency contract transactions	(90,479)

Net realized gains on investments	7,376,771

Net change in unrealized gains (losses) on:
Unaffiliated securities	3,115,190
Forward foreign currency contract transactions	1,534,944

Net change in unrealized gains (losses) on investments	4,650,134

Net realized and unrealized gains (losses) on investments	12,026,905

Net increase in net assets resulting from operations	$35,904,088

* Net of foreign interest withholding taxes of	$25,281

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets	Wells Fargo Advantage Multi-Sector Income Fund	29

	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

Operations
Net investment income	$23,877,183	$46,577,610
Net realized gains on investments	7,376,771	12,228,308
Net change in unrealized gains (losses) on investments	4,650,134	(28,556,729)

Net increase in net assets resulting from operations	35,904,088	30,249,189

Distributions to shareholders from net investment income	(25,233,000)	(51,862,226)

Total increase (decrease) in net assets	10,671,088	(21,613,037)

Net assets
Beginning of period	679,497,213	701,110,250

End of period	$690,168,301	$679,497,213

Overdistributed net investment income	$(3,757,664)	$(2,401,847)

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Multi-Sector Income Fund	Statement of Cash Flows—Six Months Ended April 30, 2012 (Unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$35,904,088

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(516,074,065)
Proceeds from sales of investment securities	495,306,070
Paydowns	12,076,839
Amortization	(567,006)
Sale of short-term investment securities, net	86,704
Increase in interest receivable	(1,034,760)
Increase in receivable for investments sold	(404,994)
Increase in principal paydown receivable	(20,895)
Increase in prepaid expenses and other assets	(53,581)
Increase in payable for investments purchased	7,316,427
Decrease in advisory fee payable	(6,783)
Decrease in due to other related parties	(616)
Increase in accrued expenses and other liabilities	122,667
Unrealized gains on unaffiliated securities	(3,115,190)
Unrealized gains on forward foreign currency contract transactions	(1,534,944)
Net realized gains on unaffiliated securities	(7,467,250)

Net cash provided by operating activities	20,532,711

Cash flows from financing activities:
Cash distributions paid	(25,233,000)
Decrease in reverse repurchase agreements	(99,561,821)
Increase in secured borrowing	100,567,869

Net cash used in financing activities	(24,226,952)

Net decrease in cash	(3,694,241)

Cash (including foreign currency):
Beginning of period	$3,699,224

End of period	$4,983

Supplemental cash disclosure
Cash paid for interest	$126,927

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Multi-Sector Income Fund	31

(For a common share outstanding throughout each period)

	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31,
		2011	2010	2009	2008	2007
Net asset value, beginning of period	$16.16	$16.67	$15.61	$13.47	$18.74	$18.55
Net investment income	0.57	1.11	1.21	1.33	1.68	1.731
Net realized and unrealized gains (losses) on investments	0.28	(0.39)	1.17	3.26	(5.35)	0.29
Distributions to preferred shareholders from net investment income	0.00	0.00	(0.02)[1]	(0.03)[1]	(0.30)[1]	(0.51)[1]

Total from investment operations	0.85	0.72	2.36	4.56	(3.97)	1.51
Distributions to common shareholders from
Net investment income	(0.60)	(1.23)	(1.30)	(2.20)	(1.30)	(1.29)
Tax basis return of capital	0.00	0.00	0.00	(0.22)	0.00	(0.03)

Total distributions to common shareholders	(0.60)	(1.23)	(1.30)	(2.42)	(1.30)	(1.32)
Net asset value, end of period	$16.41	$16.16	$16.67	$15.61	$13.47	$18.74
Market value, end of period	$15.41	$14.97	$16.18	$13.73	$11.68	$16.22
Total return based on market value[2]	7.07%	0.33%	28.44%	44.93%	(21.43)%	2.64%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.14%	1.58%	3.07%	1.95%	1.15%
Net expenses	1.24%	1.14%	1.18%	1.62%	1.90%	1.15%
Interest expense[3]	0.15%	0.09%	0.08%	0.47%	0.54%	0.02%
Net investment income	7.06%	6.75%	7.63%[4]	9.65%[4]	7.85%[4]	6.54%[4]
Supplemental data
Portfolio turnover rate	51%	35%	70%	93%	92%	95%
Net assets of common shareholders, end of period (000’s omitted)	$690,168	$679,497	$701,110	$656,404	$566,515	$787,919

Borrowings outstanding, end of period (000’s omitted)	$230,000	$230,000	$230,000	$230,000	$380,000	$400,000
Asset coverage per $1,000 of borrowing, end of period	$4,001	$3,954	$4,048	$3,854	$2,491	$2,970

Liquidation value of Preferred Shares, end of period (thousands)	N/A	N/A	N/A	$80,035	$80,108	$400,475
Asset coverage ratio for Preferred Shares, end of period	N/A	N/A	N/A	385%	249%	296%

1.	Calculated based upon average common shares outstanding

2.	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges. Returns for periods of less than one year are not annualized.

3.	Interest expense ratio relates to interest associated with borrowings and/or leverage transactions.

4.	The net investment income ratio reflects any distributions paid to preferred shareholders.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Multi-Sector Income Fund	Notes to Financial Statements (Unaudited)

1. ORGANIZATION

Wells Fargo Advantage Multi-Sector Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income consistent with limiting its overall exposure to domestic interest-rate risk.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities with original maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. As a result of the fair value pricing procedures, these securities which are normally categorized as Level 1 in the fair value hierarchy will represent a transfer from a Level 1 to a Level 2 security and will be categorized as Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. On April 30, 2012, fair value pricing was not used in pricing foreign securities.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds

Notes to Financial Statements (Unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	33

Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Fair Value Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Reverse repurchase agreements

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment adviser to be creditworthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitments to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

34	Wells Fargo Advantage Multi-Sector Income Fund	Notes to Financial Statements (Unaudited)

Term loans

The Fund may invest in term loans. The loans are marked-to-market daily and the Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of October 31, 2011, the Fund had net capital loss carryforwards, which were available to offset future net realized capital gains, in the amount of $110,049,569 with $20,598,096 expiring in 2016 and $89,451,473 expiring in 2017.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

Notes to Financial Statements (Unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	35

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Agency securities	$0	$69,008,271	$0	$69,008,271
Asset-backed securities	0	723,383	0	723,383
Convertible debentures	0	1,130,688	0	1,130,688
Corporate bonds and notes	0	382,851,650	0	382,851,650
Equity securities
Common stocks	326,146	0	5,225	331,371
Preferred stocks	646,650	0	0	646,650
Foreign corporate bonds and notes	0	36,523,882	0	36,523,882
Foreign government bonds	0	187,270,753	0	187,270,753
Non-agency mortgage backed securities	0	22,828,952	0	22,828,952
Term loans	0	127,634,485	11,018,263	138,652,748
Yankee corporate bonds and notes	0	52,748,183	0	52,748,183
Yankee government bonds	0	303,494	0	303,494
Short-term investments
Investment companies	23,750,607	0	0	23,750,607
	$24,723,403	$881,023,741	$11,023,488	$916,770,632

Further details on the major security types listed above can be found in the Portfolio of Investments.

As of April 30, 2012, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward foreign currency contracts+	$0	$(405,836)	$0	$(405,836)

+	Forward foreign currency contracts are presented at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the six months ended April 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

36	Wells Fargo Advantage Multi-Sector Income Fund	Notes to Financial Statements (Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate bonds and notes	Common stocks	Term loans	Yankee corporate bonds and notes	Total
Balance as of October 31, 2011	$5,243,760	$0	$3,971,316	$191	$9,215,267
Accrued discounts (premiums)	1,284	0	14,846	0	16,130
Realized gains (losses)	0	0	378	0	378
Change in unrealized gains (losses)	(118,396)	0	11,619	0	(106,777)
Purchases	0	0	1,301,625	0	1,301,625
Sales	0	0	(11,834)	0	(11,834)
Transfers into Level 3	0	5,225	8,555,924	0	8,561,149
Transfers out of Level 3	(5,126,648)	0	(2,825,611)	(191)	(7,952,450)
Balance as of April 30, 2012	$0	$5,225	$11,018,263	$0	$11,023,488
Change in unrealized gains (losses) relating to securities still held at April 30, 2012	$0	$0	$27,298	$0	$27,298

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”) is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.55% of the Fund’s average daily total assets. Total assets consist of net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees for sub-advisory services are borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is a sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.30% of the Fund’s average daily total assets. First International Advisors, LLC, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is also a sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.10% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 shares with no par value. For the six months ended April 30, 2012 and the year ended October 31, 2011, the Fund did not issue any shares.

6. BORROWING AND LEVERAGE TRANSACTIONS

The Fund has borrowed $230 million through a secured debt financing agreement administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $230 million which expires on February 25, 2013, at which point it may be renegotiated and potentially renewed for another one-year term. At April 30, 2012, the Fund had secured borrowings outstanding in the amount of $230,707,166 (including accrued interest and usage and commitment fees payable).

The Fund’s borrowing under the Facility are generally charged interest at a rate based on the rates of the commercial paper notes issued to fund the Fund’s borrowings or at the London Interbank Offered Rate (LIBOR) plus 1.0%. During the six months ended April 30, 2012, an effective interest rate of 0.43% was incurred on the borrowings. Interest expense of $361,039, representing 0.11% of the Fund’s average daily net assets, was incurred during the six months ended April 30, 2012.

Notes to Financial Statements (Unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	37

The Fund has pledged all of its assets to secure the borrowings and currently pays, on a monthly basis, a usage fee an annual rate of 0.40% of the daily average outstanding principal amount of borrowings and a commitment fee at an annual rate of 0.40% of the product of (i) the daily average outstanding principal amount of borrowings and (ii) 1.02. Prior to February 27, 2012, both the useage fee and commitment fee were charged at an annual rate of 0.50%. The secured borrowing fees on the Statement of Operations of $794,074 represents the usage fee, commitment fee and structuring fees. For the six months ended April 30, 2012, the Fund paid structuring fees in the amount of $42,582.

During the six months ended April 30, 2012, the Fund entered into reverse repurchase agreements that had an average daily balance outstanding of $66,056,000 with an effective annual interest rate of 0.20% and paid interest of $132,112 representing 0.04% of the Fund’s average daily net assets. The maximum amount outstanding under reverse repurchase agreements during the six months ended April 30, 2012 was $99,567,272 (including accrued interest).

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2012 were as follows:

Purchases at Cost		Sales Proceeds
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$503,399,409	$132,718,722	$316,697,737

As of April 30, 2012, the Fund had unfunded loan commitments of $2,772,000.

8. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2012, the Fund entered into forward foreign currency exchange contracts for economic hedging purposes.

At April 30, 2012, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange Date	Counterparty	Contracts to Receive		U.S. Value at April 30, 2012	In Exchange for U.S. $	Unrealized Gains (Losses)
06/04/2012	State Street Bank	27,200,000	MYR	$8,967,427	$8,973,936	$(6,509)

Forward foreign currency contracts to sell:

Exchange Date	Counterparty	Contracts to Deliver		U.S. Value at April 30, 2012	In Exchange for U.S. $	Unrealized Gains (Losses)
05/02/2012	State Street Bank	1,220,000,000	HUF	$5,631,784	$5,207,000	$(424,784)
05/29/2012	State Street Bank	69,570,000	ZAR	8,915,841	8,941,298	25,457

The Fund had average contract amounts of $74,427,606 and $23,219,686 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the six months ended April 30, 2012.

The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

38	Wells Fargo Advantage Multi-Sector Income Fund	Notes to Financial Statements (Unaudited)

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

11. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration Date	Record Date	Payable Date	Net Investment Income
April 20, 2012	May 15, 2012	June 1, 2012	$0.1000
May 18, 2012	June 13, 2012	July 2, 2012	$0.1000
June 22, 2012	July 16, 2012	August 1, 2012	$0.1000

These distributions are not reflected in the accompanying financial statements.

Other Information (Unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	39

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222 8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

ANNUAL MEETING OF SHAREHOLDERS

On February 13, 2012, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – Election of Trustees:

Net Assets Voted “For”	Judith M. Johnson	$615,634,183
Net Assets Voted “Withheld”		$8,205,283
Net Assets Voted “For”	Leroy Keith, Jr.	$614,192,172
Net Assets Voted “Withheld”		$9,647,294
Net Assets Voted “For”	Donald C. Willeke	$614,584,532
Net Assets Voted “Withheld”		$9,254,934

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40	Wells Fargo Advantage Multi-Sector Income Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 137 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010 (Lead Trustee since 2010)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2003	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	41

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2003

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Counsel, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

42	Wells Fargo Advantage Multi-Sector Income Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Advantage Multi-Sector Income Fund (the “Fund”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”); and (iii) an investment sub-advisory agreement with First International Advisors, LLC (“First International”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with Wells Capital Management and First International (the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management was guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and the Sub-Advisers supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund and to other comparative data. The

Other Information (Unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	43

Board noted that Lipper did not provide data comparing the Fund’s performance to a benchmark index. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the funds in the Universe. The Board noted that the performance of the Fund was in range of or higher than the median performance of the Universe for the periods under review.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratio and its various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees. The Board also considered the ratio in comparison to the median ratio of an expense Universe and a narrower expense group of funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the funds in the Fund’s Expense Group. The Board noted that the net operating expense ratio of the Fund was lower than the Fund’s Expense Group’s median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to each Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate with that of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were in range of the median rates of the Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to registered funds and those associated with providing advice to non-registered fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered each Sub-Advisory Agreement Rate and concluded that each Sub-Advisory Agreement Rate was reasonable in light of the services covered by each sub-advisory agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to the Sub-Advisers, because, as affiliates of Funds Management, their profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

44	Wells Fargo Advantage Multi-Sector Income Fund	Other Information (Unaudited)

Economies of scale

The Board considered that, in light of the fact that the Fund was not making a continuous offering of its shares, the likelihood of realizing economies of scale following the Fund’s initial offering was relatively low, although the Board determined to continue to monitor the Fund’s expense ratio and the profitability of the investment advisory agreement to Funds Management in light of future growth of the Fund.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including the Sub-Advisers).

Other factors and broader review

As discussed above, the Board reviews detailed materials received from Funds Management and the Sub-Advisers annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

Automatic Dividend Reinvestment Plan	Wells Fargo Advantage Multi-Sector Income Fund	45

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

46	Wells Fargo Advantage Multi-Sector Income Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

1-800-730-6001

Web site: wellsfargoadvantagefunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

209718 06-12 SMSI/SAR159 04-12

ITEM 2. CODE OF ETHICS

Not required in this filing

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Niklas Nordenfelt, CFA

Mr. Nordenfelt is jointly responsible for managing the Fund, which he has managed since 2010. Mr. Nordenfelt joined Wells Capital Management in 2003, where he is a senior portfolio manager and co-manager of the Sutter High Yield Fixed Income team. Education: B.S., Economics, University of California, Berkeley.

Philip Susser

Mr. Susser is jointly responsible for managing the Fund, which he has managed since 2010. Mr. Susser joined Wells Capital Management in 2001, where he is a senior portfolio manager and co-manager of the Sutter High Yield Fixed Income team. Education: B.A., Economics, University of Pennsylvania; J.D., University of Michigan.

Janet S. Rilling, CFA, CPA

Mr. Rilling is jointly responsible for managing the Fund, which she has managed since 2011. Ms. Rilling has been with Wells Capital Management or one of its affiliate firms since 2005. Ms Rilling has been working in the investment management field since 1995.

Michael J. Bray, CFA

Mr. Bray is jointly responsible for managing the Fund, which he has managed since 2011. Mr. Bray joined Wells Capital Management in 2005 as a portfolio manager on the Customized Fixed Income Team specializing in government, agency and interest rate derivative instruments. Prior to joining Wells Capital Management, Mr. Bray was a principal responsible for multi-currency yield curve arbitrage business at Windward Capital, LLC from 2004 to 2005. From 1996 to 2004, he was the managing director at State Street Research and Management, focusing on mutual fund and institutional account management. Education: B.S., Math and Actuarial Science, University of Connecticut, Storrs; M.B.A., Pennsylvania State University.

Christopher Kauffman, CFA

Mr. Kauffman is jointly responsible for managing Fund, which he has managed since 2008. Mr. Kauffman has been with Wells Capital Management or an affiliate firm since 2003, where he is a senior portfolio manager with Wells Fargo affiliate Tattersall Advisory Group (TAG). Education: B.A., Finance and Economics, Master’s, Business Administration with an emphasis in finance, Washington University in St. Louis, MO.

Anthony Norris

Mr. Norris is jointly responsible for managing Fund, which he has managed since 2003. Mr. Norris is Managing Director, Chief Investment Officer, and Senior Portfolio Manager with First International Advisors. He has been with Wells Capital or one of its affiliate firms since 1990.

Peter Wilson

Mr. Wilson is jointly responsible for managing the Fund, which he has managed since 2003. Mr. Wilson is Managing Director, Chief Operating Officer, and Senior Portfolio Manager with First International Advisors in London. Mr. Wilson has been with Wells Capital or one of its affiliate firms since 1989. He was educated in Canada, Hong Kong and England.

Michael Lee

Mr. Lee is jointly responsible for managing the Fund, which he has managed since 2003. Mr. Lee joined First International Advisors in 1992, where he currently serves as a Director of Trading and Senior Portfolio Manager.

Alex Perrin

Mr. Perrin is jointly responsible for managing the Fund, which he has managed since 2003. Mr. Perrin joined First International Advisors in 1992, where he currently serves as Director of Research and Senior Portfolio Manager.

Christopher Wightman

Mr. Wightman is jointly responsible for managing the Fund, which he has managed since 2012. Mr. Wightman joined First International Advisors in 2011, where he currently serves as Senior Portfolio Manager. Prior to joining First International Advisors, he served as a senior investment manager specializing in global fixed income strategies at JP Morgan Chase.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent period ended April 30, 2012.

Niklas Nordenfelt

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	6	4	22
Total assets of above accounts (millions)	$2,678.9	$380.8	$2,281.2
performance based fee accounts:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$287.8	$0.0

Philip Susser

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	6	4	22
Total assets of above accounts (millions)	$2,678.9	$380.8	$2,281.2
performance based fee accounts:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$287.8	$0.0

Janet S. Rilling

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	2	2	28
Total assets of above accounts (millions)	$798	$328	$2,557
performance based fee accounts:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Michael J. Bray

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	6	2	8
Total assets of above accounts (millions)	$4,593	$1,443	$2,539
performance based fee accounts:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Christopher Kauffman

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	5	0	2
Total assets of above accounts (millions)	$5,716	$0	$251
performance based fee accounts:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Anthony Norris

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	5	5	23
Total assets of above accounts (millions)	$2,262	$458	$3,943
performance based fee accounts:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Peter Wilson

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	5	5	23
Total assets of above accounts (millions)	$2,262	$458	$3,943
performance based fee accounts:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Michael Lee

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	5	5	23
Total assets of above accounts (millions)	$2,262	$458	$3,943
performance based fee accounts:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Alex Perrin

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	5	5	23
Total assets of above accounts (millions)	$2,262	$458	$3,943
performance based fee accounts:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Christopher Wightman

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	5	5	23
Total assets of above accounts (millions)	$2,262	$458	$3,943
performance based fee accounts:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

First International Advisors

First International Advisors’ Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, First International Advisors has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

First International Advisors Compensation. The compensation structure for First International Advisors’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (First International Advisors utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3-and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of April 30, 2012:

Wells Fargo Advantage Multi-Sector Income Fund
Niklas Nordenfelt	none
Phil Susser	none
Janet S. Rilling	none
Michael J. Bray	none
Christopher Kauffman	none
Tony Norris	none
Peter Wilson	none
Michael Lee	none
Alex Perrin	none
Christopher Wightman	none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Advantage Multi-Sector Income Fund (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Not required in this filing.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Advantage Multi-Sector Income Fund

By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date:	June 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date:	June 25, 2012

By:	/s/ Kasey L. Phillips
Kasey L. Phillips
Treasurer

Date:	June 25, 2012